SECURITY AGREEMENT

         M&A West, Inc. of 1519 Edgewood, Liberty, Texas 77575, hereinafter called "Debtor", and Vanderkam & Sanders, 440 Louisiana, Suite 475, Houston, Texas 77002, hereinafter called "Secured Party", agree as follows:

Section I.      Creation of Security Interest.

         1.1 Debtor hereby pledges, grants a security interest in mortgages, assigns, transfers, delivers, sets over and confirms unto Secured Party the Collateral described in Section II of this Agreement to secure performance and payment of all debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in writing in favor of Secured Party, including, but not limited to, (1) that certain promissory note (the "Note" or "Promissory Note") dated October 16, 2001 attached hereto as Exhibit "A"; (2) future advances to be evidenced by like notes to be made by Secured Party to Debtor at Secured Party's Option; and (3) all liabilities of Debtor to Secured Party now existing or later incurred, matured or unmatured, direct or contingent, and any renewals and extensions of, and substitutions for, such liabilities. All such indebtedness is hereinafter sometimes called the "secured indebtedness" or the "indebtedness secured hereby."

Section II.     Collateral.

         2.1 The Collateral of this Security Agreement consists of Eleven Million Seven Hundred Twenty-Five Thousand Four Hundred Forty-Nine (11,725,449) shares of Venturelist.com, Inc. ("Venturelist") duly issued to Debtor, and all other property previously, presently or in the future deposited with Vanderkam & Sanders by Debtor. Upon the execution of this Agreement, Debtor will have a share certificate delivered to Secured Party as well as an irrevocable stock power. The Collateral includes also, without limitation, all property this day delivered to and deposited with Secured Party, and all money and property of the Debtor heretofore delivered to or to come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Agreement, and whether held in a general or special account, or deposited for safekeeping or otherwise, together with all dividends (cash or otherwise), rights to receive dividends, stock dividends, dividends paid in stock, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, all stock rights, rights to subscribe, voting rights, rights to receive securities, and all new securities; and all other property which Debtor may hereafter become entitled to receive on account of such securities or other property, and in the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. The Collateral of this Agreement also includes (i) the proceeds of any and all property described above and (ii) any and all cash dividends of and from any and all property described above.

Section III.    Payment Obligations of Debtor.

         3.1 Debtor shall pay to Secured Party any sum or sums due or which may become due pursuant to any instrument or agreement evidencing any indebtedness or obligation of Debtor to Secured Party, now or hereafter executed by Debtor, in accordance with the terms of such instrument or agreement and the terms of this Agreement.

         3.2 Debtor shall pay to Secured Party on demand all expenses and expenditures, including reasonable attorneys' fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interests, rights and remedies under this Security Agreement, plus interest thereon from date of expenditure until paid at the maximum nonusurious rate from time to time permitted by applicable law (the "Highest Lawful Rate").

         3.3 Debtor shall pay the entire unpaid indebtedness of Debtor to Secured Party, whether created or incurred pursuant to this Agreement or otherwise, upon Debtor's default under this Agreement.


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Section IV.     Representations and Warranties.

         4.1    Debtor represents and warrants that:

(a) All information, reports, statements and other data furnished by Debtor to Secured Party prior to, contemporaneously with or subsequent to the execution of this Security Agreement or in connection with the indebtedness secured hereby are and shall be true, correct and complete and do not and shall not omit to state any fact or circumstance necessary to make the information contained therein not misleading.

(b) All investment securities and any like property delivered to Secured Party as Collateral are genuine, duly and validly authorized and issued, fully paid and nonassessable, free of all liens, claims, demands, equities or other security interests, and are hereby duly and validly pledged and hypothecated to Secured Party in accordance with law.

(c) Debtor owns the Collateral and has the right to pledge the same and to transfer any interest therein; all consents required for the pledge of the Collateral herein provided have been obtained; the Collateral is free and clear from all security interests and encumbrances except the security interest evidenced hereby; there is no financing statement covering the Collateral or its proceeds on file in any public office; and so long as the indebtedness secured hereby remains unpaid the Debtor will warrant and defend the title to the Collateral and its proceeds against the claims and demands of all persons whomsoever claiming or to claim the same or any party thereof.

(d) The execution, delivery and performance by Debtor of this Agreement does not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Debtor or result in a breach of or constitute a default (with or without the giving of notice or the lapse of time or both) under any indenture or loan, credit or other agreement to which Debtor is a party or by which Debtor or any of Debtor's property may be bound or affected.

(e) This Agreement constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms.

(f) No authorization, consent, approval, license, order or exemption of, or filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution deliver or performance by Debtor of this Agreement or to the enforcement hereof by Secured Party.

(g) No representation or warranty contained herein or made in connection with the indebtedness secured hereby, and no certificate, schedule or other document furnished in connection herewith, contains or will contain, at the time so made or furnished, a misstatement of material fact or omits or will omit to state a material fact required to be stated therein in order to make the statements contained therein not misleading.

Section V.      Covenants.

         5.1 Debtor covenants and agrees during the term of this Agreement with Secured Party as follows:

(a) Debtor shall furnish to Secured Party such stock powers and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

(b) Debtor will cause to be paid prior to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the indebtedness secured hereby or the interest created by this Agreement, and will furnish Secured Party with receipts or other satisfactory evidence showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date therefore.

(c) Debtor will, on request of Secured Party, (i) promptly correct any obvious clerical defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge and deliver to Secured Party such further instruments (including without limitation further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge and deliver to Secured Party any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interest of third persons, and Debtor will pay all costs connected with any of the foregoing.

(d) Notwithstanding the security interest in proceeds granted herein, Debtor will not sell, exchange, lend, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein, or permit any of the foregoing, without the prior written consent of the Secured Party.

(e) Debtor shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from disposition in any manner of any of the Collateral, whether the indebtedness secured hereby is mature or not. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds.

(f) Debtor shall furnish Secured Party all such information as Secured Party may reasonably request with respect to the Collateral.

         5.2 Debtor agrees that, if Debtor fails to perform any act or to take any action which hereunder Debtor is required to perform or take, or to pay any money which hereunder Debtor is required to pay, Secured Party, in Debtor's name or in its own name, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Secured Party, and any money so paid by Secured Party, shall be a demand obligation owing by Debtor to Secured Party and Secured Party upon making such payment, shall be subrogated to all of the rights of the person, corporation or other entity receiving such payment. Any amounts due and owing by Debtor to Secured Party pursuant to this Agreement shall bear interest from the date such amount is expended by Secured Party until paid at the Highest Lawful Rate and shall be a part of the secured indebtedness and shall be secured by this Agreement and by any other instrument securing the secured indebtedness.

Section VI.     Events of Default.

         6.1 Debtor shall be in default under this Agreement upon the occurrence of any Event of Default (as such term is defined in the Promissory Note) or the happening of any of the following events or conditions (hereinafter called "Event of Default"):

(a) Debtor shall fail to pay any principal of or interest on the Note or any other indebtedness secured hereby as and when due; or

(b) Debtor shall fail to pay at maturity, or within any applicable period of grace, any principal of or interest on any other obligation or shall fail to observe or perform any term, covenant or agreement contained in any agreement or obligation by which Debtor is bound for such a period of time as would accelerate, or would permit the holder thereof to accelerate the maturity thereof; or

(c) Debtor or any other person shall claim, or any court shall find or rule, that Secured Party does not have a valid lien on any security which may have been provided by Debtor or such other person for the indebtedness secured hereby; or

(d) The occurrence of an Event of Default under any other instrument now or hereafter securing or guaranteeing the indebtedness secured hereby.

Section VII.    Remedies In Event of Default.
---------------------------------------------

         7.1 Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party shall have the option of declaring, without notice to any person, all indebtedness secured hereby, principal and accrued interest, to be immediately due and payable.

         7.2 Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party may, without notice except hereinafter provided, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor to any indebtedness secured hereby or any part thereof and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer tot he broker or purchaser thereof the Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Debtor ten (10) days written notice mailed to Debtor at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale, and in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or that portion thereof so being sold will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned; provided, however that Secured Party shall give Debtor ten (10) days written notice of the time and place of any such adjourned sale. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold shall be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Debtor shall remain liable for any deficiency. Notwithstanding anything to the contrary contained herein because of the federal Securities Act of 1933, as amended, or any other applicable laws or regulations, there may be legal restrictions or limitations affecting Secured Party's ability to dispose of certain portions of the Collateral in the enforcement of its rights and remedies hereunder. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence of any Event of Default, to sell all or any part of the Collateral at one or more private sales, restricting the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account or investment and not with a view to the distribution or resale of any of the Collateral or in any manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Secured Party at any such private sale or other disposition of any of the Collateral. Debtor clearly understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if same were registered in the open market. Debtor agrees (i) that in the event Secured Party shall, upon the occurrence of any Event of Default, sell the Collateral, or any portion thereof, at such private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof, and (ii) in the absence of fraud, that such reliance shall be conclusive evidence that Secured Party disposed of the Collateral in a commercially reasonable manner under the Uniform Commercial Code of Texas.

         7.3 Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas, and in conjunction with, and in addition to those rights; and

(a) written notice mailed to Debtor as provided herein ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

(b) it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

(c) prior to the application of the proceeds of any disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the attorneys' fees and legal expenses incurred by the Secured Party, Debtor to remain liable for any deficiency; and

(d) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness security hereby, this Agreement and the security interest created shall hereby remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made;

(e) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

(f) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness is due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, as to any other thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

(g) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party.

         7.4 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the secured indebtedness, or any part thereof, or otherwise benefitting Secured Party, and the resort to any remedy provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         7.5 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

Section VIII.   Additional Agreements.

         8.1 If all of the secured indebtedness is paid as the same becomes due and payable, and if all of the covenants, warranties, undertakings and agreements made in this Agreement are kept and performed, then and in that event only, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and such security interest shall be released by Secured Party in due form at Debtor's cost.

         8.2 Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party may remedy any default without waiving the default remedied. The failure by Secured Party to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice of demand in similar or other circumstances. Acceptance by Secured Party of any payment in amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

         8.3 Secured Party may at any time and from time to time in writing (a) waive compliance by Debtor with any covenant herein made by Debtor to the extent and in the manner specified in such writing; (b) consent to Debtor doing any act which hereunder Debtor is prohibited from doing, or consent to Debtor failing to do any act which hereunder Debtor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Collateral, or any interest therein from the security interest of this Agreement, or (d) release any party liable, either directly or indirectly, from the secured indebtedness or from any covenant herein or in any other instrument now or hereafter securing the payment of the secured indebtedness. No such act shall in any way impair the rights of Secured Party hereunder or impair or release the liability of any party except to the extent specifically agreed to by Secured Party in such writing.

         8.4 Any notice, request, demand or other communication required or permitted hereunder shall be given in writing by delivering same in person to the intended addressee, or by United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, or by prepaid telegram (provided that such telegram is confirmed by mail in the manner previously described), sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee shall have designated by written notice sent in accordance herewith and actually received by the other party at least ten (10) days in advance of the date upon which such change of address shall be effective.

         8.5 This Agreement shall be binding upon Debtor, and the heirs, devisees, administrators, executors, personal representatives, receivers, trustees, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party and the successors and assigns of Secured Party. All references in this Agreement to Debtor or Secured Party shall be deemed to include all such parties.

         8.6 Secured Party in its discretion may, whether or not any of the indebtedness secured hereby be due, in its name or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for, or make any compromise settlement deemed desirable with respect to, any of the Collateral, but Secured Party shall be under no obligation to do so.

         8.7 Whenever possible each provision of this Agreement shall be interpreted in a manner as to be effective and valid. A determination that any provision of this Agreement in unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal and unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         8.8 Secured Party, may by any employee or employees it designates, execute, sign, endorse, transfer, or deliver in the name of Debtor, notes, checks, drafts or other instruments for the payment of money and receipts or any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement.

         8.9 Secured Party's duty with reference to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in Secured Party's possession. Secured Party shall not be responsible in any way for any depreciation in value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take necessary steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of the Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made. In the event Debtor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a broker or other third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtor at the time of such agreement. Secured Party shall assume no responsibility for checking the genuiness or authenticity of any person purporting to be a messenger, employee or representative of the broker or other third person to whom Debtor has directed Secured Party to deliver the Collateral, or the genuiness or authenticity of any document of instructions delivered by any such person. Debtor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral. Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be the broker or third person described by Debtor, or a messenger, employee or representative thereof. Secured Party and Debtor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

         8.10 The pronouns used in this Agreement are in the masculine gender but shall be construed as feminine or neuter as occasion may require.

         8.11 The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement. Terms used in this Agreement which are defined in the Texas Uniform Commercial Code are used with the meanings as therein defined.

         8.12 This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America.

         EXECUTED as of this 16th day of October.



                                                       "DEBTOR"

                                                       By: /s/ Patrick Greene
                                                          ----------------------
                                                       M&A WEST, INC.


                                                       "SECURED PARTY"

                                                       By: /s/ Hank Vanderkam
                                                          ----------------------
                                                       VANDERKAM & SANDERS